UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                ----------------


                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 Date of Report
                        (Date of earliest event reported)
                                December 18, 2003



                            COLGATE-PALMOLIVE COMPANY
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)

              1-644-2                                    13-1815595
              -------                                    ----------
      (Commission File Number)                 (IRS Employer Identification No.)

     300 Park Avenue, New York, NY                                      10022
     -----------------------------                                      -----
(Address of principal executive offices)                              (Zip code)

        Registrant's telephone number, including area code (212) 310-2000
                                                           --------------


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ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits. The following exhibit is filed with this document:

Exhibit Number                 Description
--------------                 -----------

     99 Press release, dated December 18, 2003, issued by Colgate-Palmolive Company



ITEM 9.  REGULATION FD DISCLOSURE.

On December 18, 2003, Colgate-Palmolive Company issued a press release announcing its agreement to acquire GABA Holding AG and commenting on its anticipated fourth quarter 2003 results. This press release is attached as
Exhibit 99 and is incorporated herein by reference.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                               COLGATE-PALMOLIVE COMPANY






Date:   December 18, 2003                      By:  /s/ Stephen C. Patrick
                                                    ----------------------------
                                               Name:    Stephen C. Patrick
                                               Title:   Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit Number                 Description
--------------                 -----------

     99 Press release, dated December 18, 2003, issued by Colgate-Palmolive Company